Summary Prospectus
October 30, 2015

Meridian Small Cap Growth Fund

Class A Shares: MSGAX; Class C Shares: MSGCX; Investor Class Shares: MISGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.meridianfund.com/literature/regulatory-documents. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-796-3434. The Fund’s prospectus and statement of additional information, each dated October 30, 2015, along with the Fund’s most recent annual report dated June 30, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares		Class C Shares		Investor Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	5.75%		NONE		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%		NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25%		1.00%		0.00%
Acquired Fund Fees and Expenses	0.06%		0.06%		0.06%
Other Expenses	0.44%		1.74%		0.33%
Shareholder Servicing Fee	0.05%		0.05%		0.05%
Other	0.39%		1.69%		0.28%
Total Annual Fund Operating Expenses[1]	1.75%		3.80%		1.39%
Fee Waivers and/or Expense Reimbursements	(0.09%)		(1.49%)		N.A.
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.66%	[3]	2.31%	[3]	1.39%

[1]

Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses Before Waivers/Reimbursements/Reductions to Average Net Assets found in the “Financial Highlights” section of the statutory prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Small Cap Growth Fund (excluding acquired fund fees and expenses) does not exceed 1.60% for Class A, 2.25% for Class C and 1.35% for Investor Class. These expense limitations may not be amended or withdrawn until one year after the date of this prospectus. To the extent acquired fund fees are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher. The total annual fund operating expenses in this fee

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Meridian Small Cap Growth Fund

table may therefore differ from the expense ratios in the financial highlights in the statutory prospectus because the financial highlights include only the Fund’s direct operating expenses and do not include fees or expenses incurred indirectly by the Fund through its investments in the underlying fund(s).
[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares, Class C shares or Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,086	$1,461	$2,512
Class C Shares	$334	$1,024	$1,833	$3,942
Investor Class Shares	$142	$440	$761	$1,669

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,086	$1,461	$2,512
Class C Shares	$234	$1,024	$1,833	$3,942
Investor Class Shares	$142	$440	$761	$1,669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. As of September 30, 2015, the market capitalization of the companies in these indices ranged from approximately $50 million to $4.8 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

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Meridian Small Cap Growth Fund

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in the Statutory Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in equity securities of small capitalization companies. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Investor Class shares from year-to-year. The performance of the Fund’s other share classes would have differed from the Investor Class shares only to the extent that such classes have higher expenses than the Investor Class shares, which would have resulted in lower performance.

The Fund’s Benchmark is the Russell 2000® Growth Index. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

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Meridian Small Cap Growth Fund

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Investor Class shares highest quarterly return was 13.03% (for the quarter ended December 31, 2014); and the lowest quarterly return was –4.55% (for the quarter ended September 30, 2014).

For the period January 1, 2015 through September 30, 2015, the total return of the Fund’s Investor Class shares was –7.34%.

Average Annual Total Returns

(For the year ended December 31, 2014)

MERIDIAN SMALL CAP GROWTH FUND	1 Year	Life of Class
Investor Class Shares (12/16/13)
Return Before Taxes	20.28%	24.56%
Return After Taxes on Distributions	19.03%	23.32%
Return After Taxes on Distributions and Sale of Fund Shares[1]	11.50%	18.18%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	11.01%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.72%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Meridian Small Cap Growth Fund

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Meridian Small Cap Growth Fund.

Class	Minimum Initial Investment		Minimum Subsequent Investment	Combined Distribution and Shareholder Servicing Fee
Class A Shares	$2,500	[1]	$50	0.30%
Class C Shares	$2,500	[1]	$50	1.05%
Investor Class Shares	$99,999		NONE	0.05%

[1]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts. The minimum investment for the Investor Class shares is $99,999 per Fund account for non-retirement accounts. Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long term capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

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